MERRILL LYNCH
EUROFUND




FUND LOGO




Semi-Annual Report
April 30, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION

Pie graph depicting Portfolio Informationn As a Percentage of Stocks at Value As of April 30, 1999

Spain                                       0.5%
Norway                                      1.1%
Finland                                     3.5%
Switzerland                                 6.2%
Netherlands                                 8.8%
Germany                                    31.9%
United Kingdom                             17.6%
France                                     15.2%
Sweden                                      6.6%
Italy                                       6.2%
Emerging Europe*                            1.3%
Ireland                                     0.9%
Czech Republic                              0.2%

[FN]
*Countries include Hungary, Poland and Turkey.


EUROPEAN STOCK MARKET PERFORMANCE


Bar graph depicting European Stock Market Performance in terms of Total Return for the Three-Month Period Ended April 30, 1999 in US dollars*

Denmark                                   - 9.7%
Spain                                     - 5.0%
Switzerland                               - 4.1%
Germany                                   - 2.7%
Ireland                                   - 1.8%
France                                    - 0.9%
Italy                                     - 0.7%
Netherlands                               + 5.5%
Sweden                                    + 6.1%
Norway                                    + 6.5%
Finland                                   + 8.6%
United Kingdom                            +10.7%


Source: Financial Times/Standard & Poor's--Actuaries Index.

[FN]
*For the three-month period ended April 30, 1999, total investment return for the Financial Times/Standard & Poor's--Actuaries Europe Index was +2.71%.



Merrill Lynch EuroFund
April 30, 1999




Five-Star Morningstar Overall Rating TM--International Equity Funds as of 4/30/99

                    Merrill Lynch EuroFund
                      Class A & B Shares

Five-star overall ratings in the Morningstar International Equity Funds class is out of 944 funds. Morningstar proprietary ratings reflect historical risk-adjusted performance as of May 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day Treasury-bill returns. Merrill Lynch EuroFund's Class A and Class B Shares received five stars for the three-, five-, and ten-year periods, respectively, ended May 31, 1999. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Fund's Class A and B Shares were rated against 944, 464 and 112 funds in the Morningstar International Equity Funds class for the three-, five- and ten-year periods, respectively.

Ratings are only for the share classes cited; ratings for other share classes may vary.


DEAR SHAREHOLDER

During the quarter ended April 30, 1999, the unmanaged Financial Times/Standard & Poor's--Actuaries Europe Index had a total return of +2.71%, while the total return for the unmanaged Morgan Stanley Capital International (MSCI) Europe Index was +1.46%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +9.01%, +8.73%, +8.71% and +8.89%, respectively, substantially outperforming the indexes. The Fund's performance also was significantly better than the Lipper European Region Funds Average, which had a return of +0.18%. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The Fund's returns have not been achieved at the expense of higher risk. As of May 31, 1999, the Fund's Class A and Class B Shares achieved a Morningstar Overall Ratingtm of five stars, as outlined below.

Investment Environment
A major increase in global confidence provided a benign backdrop for equity markets during the April quarter. Interest rates in developed markets have remained low or were cut further, inflationary pressures have been muted, and the likelihood of a resynchronization of global growth has increased. Liquidity has been abundant, partially fueled by an extremely high level of merger and acquisition activity. In Europe, the importance of the resignation of Oskar Lafontaine should not be understated; his anti-business stance threatened not just Germany but all of Europe. The more pragmatic and pro-business approach of his successor is welcome.

On the negative side, a run up in oil prices, a bottoming and recovery in other commodities and general expectations of higher economic growth impacted bond markets negatively. Additionally, the Kosovo situation has raised significant concerns, although these have been reflected mainly in a weakening euro exchange rate rather than in bond or equity markets.

Economic Outlook
The economic outlook improved over the last three months. The US economy has been immensely strong and, with growth broadening out to the manufacturing sector, potentially more sustainable. Japan and Asia appear to be on a recovery track, while Latin American economies are likely to outperform earlier expectations. In Europe, interest rate cuts and weak currencies have led to a bottoming of growth expectations and forecasts are starting to rise in certain areas. In the United Kingdom, we believe recession will be avoided in 1999 and the recovery is likely to pick up steam if the pound sterling does not strengthen further.

Corporate earnings have generally been in line with expectations, and the downgrading cycle has now given way to an upgrading cycle as economic expectations improve. That elusive commodity, pricing power, may begin to re-emerge as the year progresses.


Merrill Lynch EuroFund
April 30, 1999


Current Valuations
The positive investment environment and economic outlook are generally fully reflected in equity pricing, in our view. In the United States, equity markets are as richly priced as they have ever been, in both absolute terms and relative to the bond market. With interest rates and bond yields now more likely to rise than fall, this valuation extreme is unsustainable, in our opinion. At present, we have near-peak corporate earnings attracting valuation ratings that would be more appropriate at the bottom of the earnings cycle. Technically, the equity market also looks very extended. In Europe, valuations are much more reasonable in both an absolute sense and relative to bonds. However, correlations between the United States and Europe have been climbing steadily, and should the US market correct, European markets will most likely follow in spite of their more defendable valuations.

Within the markets, the huge valuation dichotomy discussed in our last report to shareholders has begun to close, and at a rapid pace. However, there is still a much larger-than-normal valuation gap between long duration/growth/mega cap stocks and short duration/value stocks, which are generally smaller. We continue to expect this value gap to close as the year progresses.

Investment Strategy
As the markets rose, we adopted a more defensive position. As of April 30, 1999, we had a cash position of 7.1% of net assets.
Additionally, the Fund was short futures to the extent of 9% of Fund net assets, giving an effective cash/hedged position of 16.8%.

At the currency level, the Fund remains overweighted in the euro and underweighted in the pound sterling, principally as a result of geographic exposures of the Fund. The Fund is very underweighted in the UK market and overweighted in Continental European markets, especially Germany.

On a sector basis, we still favor cyclical/value stocks over mega cap/growth stocks. However, in order to limit portfolio risk, we reduced some cyclical stocks that had moved too far too fast, in our view. If current trends of outperformance continue and growth stocks reach attractive levels, we may attempt to reintroduce more balance into the portfolio.

In Conclusion
We believe long-term prospects for European stocks remain good, but prices may move lower in the short term, triggered by a setback in the US equity and bond markets. In such an environment, we would consider reinvesting the Fund's cash reserves.

We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Adrian C. Holmes)
Adrian C. Holmes
Senior Vice President and Portfolio Manager



June 15, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch EuroFund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.


Merrill Lynch EuroFund
April 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                      Ten Years/
                                                      12 Month         3 Month     Since Inception
                                                    Total Return     Total Return    Total Return
ML EuroFund Class A Shares                             +10.38%           +9.01%        +326.66%
ML EuroFund Class B Shares                             + 9.21            +8.73         +284.84
ML EuroFund Class C Shares                             + 9.24            +8.71         +121.68
ML EuroFund Class D Shares                             +10.04            +8.89         +129.87

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.


Merrill Lynch EuroFund
April 30, 1999



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/99                        + 6.89%        + 1.28%
Five Years Ended 3/31/99                  +18.00         +16.74
Ten Years Ended 3/31/99                   +15.22         +14.60

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        + 5.88%        + 2.47%
Five Years Ended 3/31/99                  +16.80         +16.80
Ten Years Ended 3/31/99                   +14.04         +14.04

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                        + 5.85%        + 5.00%
Inception (10/21/94)
through 3/31/99                           +17.98         +17.98

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        + 6.66%        + 1.06%
Inception (10/21/94)
through 3/31/99                           +18.94         +17.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
Roland M. Machold, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Adrian C. Holmes, Senior Vice President
  and Portfolio Manager
Alan J. Albert, Vice President
Donald C. Burke, Vice President and Treasurer


Philip M. Mandel, Secretary of Merrill Lynch EuroFund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Mandel well in his retirement.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch EuroFund
April 30, 1999


PORTFOLIO INFORMATION


Equity Portfolio Changes for the
Quarter Ended April 30, 1999


As of April 30, 1999

                                   Percent of
Ten Largest Equity Holdings        Net Assets

Telecom Italia S.p.A.                  3.6%
HypoVereinsbank AG                     2.9
Thyssen Krupp AG                       2.9
Societe EuraFrance S.A.                2.5
Hoechst AG                             2.5
Societe Generale 'A'                   2.3
UBSAG                                  2.2
MontEdison S.p.A.                      2.2
Veba AG                                2.2
Bayer AG                               2.1


                                   Percent of
Ten Largest Industries             Net Assets

Banking                               16.5%
Chemicals                             10.3
Insurance                              7.7
Diversified Holdings                   6.3
Mining                                 5.8
Paper & Forest Products                5.8
Telecommunications                     4.9
Utilities                              3.9
Electrical Equipment                   3.6
Automobiles                            2.8



Additions

 ABB AG (Bearer)
 Akbank T.A.S.
*BOC Group
 Bank Handlowy w
   Warszawie (GDR)
 Bayerische Motoren
   Werke (BMW) AG
 BorsodChem Rt. (GDR)
 CGU PLC
*Cukurova Elektrik AS
*Dogan Holdings
 Glaxo Wellcome PLC
*Haci Omer Sabanci
   Holdings
 J Sainsbury PLC
*KOC Holding A.S.
*Migros Turk T.A.S.
*Novartis AG--Bearer
 Powergen
 Prudential Corporation
   PLC
*Ptofs Ti
 SPT Telecom AS (GDR)
 Severn Trent PLC
 Skandinaviska Enskilda
   Banken (SEB) 'A'
*Telefonaktiebolaget LM
   Ericsson 'B'
 Tesco PLC
 Thyssen Krupp AG
*Turkiye Garanti Bankasi
   AS
*Turkiye Is Bankasi AS C
*United Pan Europe
 Yapi ve Kredi Bankasi AS


Deletions

 ASDA Group PLC
 Alcatel Alsthom Cie
   Generale d' Electricite
   S.A.
 Allied Zurich PLC
 Alpha Credit Bank
 Astra AB (A Shares)
 Axa
*BOC Group
 CRH PLC
*Cukurova Elektrik AS
*Dogan Holdings
 Guardian Royal Exchange
   PLC
*Haci Omer Sabanci
   Holdings
*KOC Holding A.S.
 KPN NV
 Lucas Varity PLC
*Migros Turk T.A.S.
 Misys PLC
*Novartis AG--Bearer
 Nestle SA (Registered
   Shares)
 Nokia Oyj 'A'
*Ptofs Ti
*Telefonaktiebolaget LM
   Ericsson 'B'
 Thyssen AG
*Turkiye Garanti Bankasi
   AS
*Turkiye Is Bankasi AS C
*United Pan Europe
 Zavod SNP A.S.

[FN]
*Added and deleted in the same quarter.



Merrill Lynch EuroFund
April 30, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                 Shares                                                                   Value     Percent of
Industries                        Held                Investments                         Cost          (Note 1a)   Net Assets
Czech Republic

Telecommunications               176,486   ++SPT Telecom AS (GDR)(a)                 $    2,109,810   $    2,559,047    0.2%

                                             Total Investments in the Czech Republic      2,109,810        2,559,047    0.2


Finland

Metals & Mining                  990,307     Outokumpu Oyj                               14,892,711       11,372,329    0.6

Paper & Forest                 2,266,341     Metsa-Serla Oyj 'B'                         17,992,809       19,429,432    1.0
Products                         511,300     Stora Enso Oyj 'A'                           4,534,774        5,844,527    0.4
                                 726,769     Stora Enso Oyj 'R'                           7,187,246        8,499,796    0.4
                                 453,952     UPM-Kymmene Oyj                              9,899,207       13,765,259    0.8
                                                                                     --------------   --------------  ------
                                                                                         39,614,036       47,539,014    2.6

                                             Total Investments in Finland                54,506,747       58,911,343    3.2


France

Automobiles &                     85,068     PSA Peugeot Citroen                         10,577,623       14,135,647    0.7
Equipment

Banking                          260,404     Banque Nationale de Paris (BNP)             15,608,495       21,621,730    1.1
                                 315,905     Compagnie Financiere de Paribas (CFP)       18,381,026       33,635,998    1.9
                                 226,973     Societe Generale 'A'                        32,379,977       40,694,661    2.3
                                                                                     --------------   --------------  ------
                                                                                         66,369,498       95,952,389    5.3

Building &                        85,241     Compagnie de Saint Gobain                   11,929,667       14,660,600    0.8
Construction

Diversified Holdings              93,972     Societe Eurafrance SA                       32,169,274       47,342,943    2.5

Energy                           165,297     Elf Aquitaine SA                            20,140,776       25,717,701    1.4

Machinery                        137,845     Compagnie Fives-Lille                        7,371,396       10,781,651    0.6

Mining                         2,075,312     Usinor SA                                   30,384,734       32,156,910    1.7

Oil & Related                    144,103     Total SA 'B'                                14,717,758       19,766,413    1.1

                                             Total Investments in France                193,660,726      260,514,254   14.1


Germany

Auto & Truck                     326,221     DaimlerChrysler AG                          25,148,385       32,265,697    1.8

Automobiles                       20,212     Bayerische Motoren Werke (BMW) AG           13,905,830       14,504,034    0.7
                                 525,741     Volkswagen AG                               33,154,856       37,337,411    2.1
                                                                                     --------------   --------------  ------
                                                                                         47,060,686       51,841,445    2.8

Banking                          148,248     Commerzbank AG                               5,388,529        4,801,314    0.2
                                 582,028     Deutsche Bank AG                            45,339,557       33,881,014    1.9
                                 176,601     Dresdner Bank AG                            10,238,267        7,626,112    0.5
                                 843,730     HypoVereinsbank AG                          53,114,719       55,098,336    2.9
                                                                                     --------------   --------------  ------
                                                                                        114,081,072      101,406,776    5.5


Merrill Lynch EuroFund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                 Shares                                                                   Value     Percent of
Industries                        Held                Investments                         Cost          (Note 1a)   Net Assets
Germany (concluded)

Chemicals                        253,318     BASF AG                                 $   10,927,557   $   11,113,233    0.6%
                                 912,731     Bayer AG                                    35,386,424       38,834,587    2.1
                                  77,016     Henkel KGaA                                  3,295,326        5,298,393    0.3
                                 290,660     Henkel KGaA (Preferred)                     13,952,608       23,041,827    1.3
                                 992,432     Hoechst AG                                  38,436,892       47,109,993    2.5
                                                                                     --------------   --------------  ------
                                                                                        101,998,807      125,398,033    6.8

Construction                      33,402   ++Philipp Holzmann AG                         12,511,136        5,408,960    0.3

Electrical Equipment             379,722     Siemens AG                                  24,781,108       28,132,844    1.5

Engineering                      321,783   ++Kloeckner-Werke AG                          14,985,368       22,750,419    1.2

Insurance                         38,392   ++Muenchener Rueckversicherungs-
                                             Gesellschaft AG                              7,388,926        7,639,209    0.4
                                 111,268     Muenchener Rueckversicherungs-
                                             Gesellschaft AG (Registered Shares)         21,836,009       22,375,550    1.2
                                                                                     --------------   --------------  ------
                                                                                         29,224,935       30,014,759    1.6

Machinery &                      217,570     Jungheinrich AG (Preferred)                  4,412,664        3,212,351    0.2
Equipment                        103,233     Mannesmann AG                                8,649,305       13,614,021    0.7
                                                                                     --------------   --------------  ------
                                                                                         13,061,969       16,826,372    0.9

Medical Equipment                 43,086     Fresenius AG (Preferred)                     8,524,834        7,524,367    0.4

Mining                         2,449,688   ++Thyssen Krupp AG                            51,224,486       53,669,920    2.9

Utilities                        668,578     RWE AG                                      32,284,581       30,640,074    1.7
                                 716,434     Veba AG                                     46,841,734       39,354,407    2.2
                                                                                     --------------   --------------  ------
                                                                                         79,126,315       69,994,481    3.9

                                             Total Investments in Germany               521,729,101      545,234,073   29.6


Hungary

Banking                          168,537     OTP Bank Rt. (GDR)(a)                        8,888,973        7,179,676    0.3

Chemicals                         47,872     BorsodChem Rt. (GDR)(a)                        976,589        1,148,928    0.0

Oil & Gas Producers              329,741     MOL Magyar Olaj-es Gazipari Rt.
                                             (GDR)(a)                                     8,910,012        7,419,173    0.5

                                             Total Investments in Hungary                18,775,574       15,747,777    0.8


Ireland

Banking                          665,961     Bank of Ireland                             10,180,373       13,327,411    0.7

Food                             693,901     Greencore Group PLC                          3,481,856        2,714,749    0.2

                                             Total Investments in Ireland                13,662,229       16,042,160    0.9

Italy

Diversified Holdings          42,118,867     MontEdison SpA                              33,930,370       40,477,377    2.2

Telecommunications            12,245,239     Telecom Italia SpA                          61,690,951       65,968,237    3.6

                                             Total Investments in Italy                  95,621,321      106,445,614    5.8


Merrill Lynch EuroFund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                 Shares                                                                   Value     Percent of
Industries                        Held                Investments                         Cost          (Note 1a)   Net Assets
Netherlands

Chemicals                        736,470     Akzo Nobel NV                           $   25,151,247   $   33,322,764    1.9%
                                 285,370     European Vinyls Corporation Inter-
                                             national NV                                 10,474,473        2,808,931    0.1
                                                                                     --------------   --------------  ------
                                                                                         35,625,720       36,131,695    2.0

Diversified Holdings             327,079     Internatio-Muller NV                         8,602,626        7,269,789    0.4

Electrical Equipment             232,043     Koninklijke (Royal) Philips Electronics
                                             NV                                          13,582,165       20,015,936    1.1

Insurance                        463,869     ING Groep NV                                18,655,960       28,622,907    1.6

Mining                           174,270     Ispat International NV                       4,720,005        1,936,697    0.0
                               1,161,001     Ispat International NV (NY Registered
                                             Shares)                                     19,453,937       15,165,576    0.9
                                                                                     --------------   --------------  ------
                                                                                         24,173,942       17,102,273    0.9

Paper & Forest                 2,108,845     Buhrmann NV                                 44,535,332       38,725,227    2.1
Products

Transport Services               117,568     Koninklijke Pakhoed NV                       4,561,548        2,725,104    0.1

                                             Total Investments in the Netherlands       149,737,293      150,592,931    8.2


Norway

Oil & Gas Producers              786,098   ++Saga Petroleum ASA                          10,970,845        8,732,179    0.4
Service                        1,006,619     Merkantildata ASA                            6,172,754       10,082,995    0.6

                                             Total Investments in Norway                 17,143,599       18,815,174    1.0


Poland

Banking & Financial              164,709     Bank Handlowy w Warszawie (GDR)(a)           1,781,051        1,951,802    0.1

Electrical Equipment             597,678   ++Bydgoska Fabryka Kabli SA                      893,400          772,272    0.0
                                 122,810     Elektrim Spolka Akcyjna SA                   1,003,591        1,462,394    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,896,991        2,234,666    0.1

                                             Total Investments in Poland                  3,678,042        4,186,468    0.2


Spain

Telecommunications               185,989     Telefonica SA                                7,807,168        8,730,331    0.5
                                 185,989     Telefonica SA (Rights)(b)                            0          173,229    0.0

                                             Total Investments in Spain                   7,807,168        8,903,560    0.5


Merrill Lynch EuroFund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                 Shares                                                                   Value     Percent of
Industries                        Held                Investments                         Cost          (Note 1a)   Net Assets
Sweden

Appliances                     1,581,170     Electrolux AB 'B'                       $   16,817,344   $   32,128,818    1.8%

Automobiles &                    549,126     Volvo AB 'B'                                17,376,361       14,518,512    0.7
Equipment

Banking                        1,241,371     Skandinaviska Enskilda Banken (SEB) 'A'     13,539,206       16,226,108    0.8

Engineering                      189,250     Svedala Industri AB                          2,485,262        3,328,263    0.1

Insurance                      1,294,756     Skandia Forsakrings AB                       9,874,016       25,078,157    1.3

Mining                           924,002     Avesta Sheffield AB                          7,741,629        3,974,674    0.3

Paper & Forest                   510,201     Mo och Domsjo AB (MoDo) 'B'                 12,808,027       13,155,917    0.8
Products                       6,095,550     Rottneros AB                                 8,904,861        3,911,350    0.3
                                                                                     --------------   --------------  ------
                                                                                         21,712,888       17,067,267    1.1

                                             Total Investments in Sweden                 89,546,706      112,321,799    6.1


Switzerland

Banking                           27,803     Banque Cantonale de Geneve (BCG)             9,263,273        5,479,503    0.2
                                 158,788     Credit Suisse Group (Registered Shares)     26,978,066       31,555,229    1.8
                                                                                     --------------   --------------  ------
                                                                                         36,241,339       37,034,732    2.0

Banking & Financial              119,228     UBS AG                                      30,502,877       40,572,923    2.2

Drugs                              8,233     Novartis AG (Registered Shares)             12,149,601       12,077,446    0.7

Electrical Equipment              11,495     ABB AG (Bearer)                             13,463,054       16,802,243    0.9

                                             Total Investments in Switzerland            92,356,871      106,487,344    5.8


Turkey

Banking                        9,600,000     Akbank T.A.S.                                  234,696          306,396    0.0
                              84,015,875     Yapi ve Kredi Bankasi AS                     1,434,836        2,016,467    0.1

                                             Total Investments in Turkey                  1,669,532        2,322,863    0.1


Merrill Lynch EuroFund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                 Shares                                                                   Value     Percent of
Industries                        Held                Investments                         Cost          (Note 1a)   Net Assets
United Kingdom

Banking                          484,691     Barclays PLC                            $   11,511,879   $   15,404,159    0.8%
                                 782,461     National Westminster Bank PLC               14,128,645       18,858,640    1.0
                                                                                     --------------   --------------  ------
                                                                                         25,640,524       34,262,799    1.8

Building &                       891,827     Jarvis PLC                                  10,634,239        7,452,017    0.4
Construction

Chemicals                      2,455,902     Imperial Chemical Industries PLC            21,214,819       26,610,435    1.5

Diversified Holdings           4,357,948     Invensys PLC                                30,166,168       22,259,200    1.2

Food & Drink                   2,036,419     Allied Domecq PLC                           15,293,731       15,934,164    0.9
                                 925,199     Bass PLC                                    13,596,207       14,553,103    0.8
                                                                                     --------------   --------------  ------
                                                                                         28,889,938       30,487,267    1.7

Insurance                      1,123,903     CGU PLC                                     15,707,578       17,760,084    1.0
                                 814,763     Prudential Corporation PLC                  10,417,033       11,628,827    0.6
                               3,506,090     Royal & Sun Alliance Insurance
                                             Group PLC                                   32,787,963       30,256,154    1.6
                                                                                     --------------   --------------  ------
                                                                                         58,912,574       59,645,065    3.2

Merchandising                  3,327,059     J Sainsbury PLC                             19,926,338       21,158,432    1.2

Metals                         1,000,326     Johnson Matthey PLC                          9,572,778        9,421,570    0.5

Oil & Related                    649,357     Expro International Group PLC                5,177,253        3,099,803    0.2

Pharmaceuticals                  620,289     Glaxo Wellcome PLC                          18,800,378       18,355,468    1.0

Retail                         2,332,866     Safeway PLC                                 12,415,385        9,718,428    0.5
                               2,743,493     Tesco PLC                                    7,336,681        8,160,451    0.4
                                                                                     --------------   --------------  ------
                                                                                         19,752,066       17,878,879    0.9

Steel                         11,270,475     British Steel PLC                           22,484,398       26,809,924    1.5

Telecommunications               797,631     Cable & Wireless PLC                         6,266,983       11,454,938    0.6

Utilities--Electric,             399,277     Powergen                                     4,408,462        4,384,141    0.2
Gas & Water                      621,507     Severn Trent PLC                             9,258,093        8,180,120    0.5
                                                                                     --------------   --------------  ------
                                                                                         13,666,555       12,564,261    0.7

                                             Total Investments in the United
                                             Kingdom                                    291,105,011      301,460,058   16.4


Merrill Lynch EuroFund
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                             (in US dollars)


                               Face                                                                       Value     Percent of
                              Amount             Short-Term Securities                     Cost         (Note 1a)   Net Assets
Repurchase                 US$ 2,363,000     Warburg Dillon Read LLC, purchased
Agreements*                                  on 4/30/1999 to yield 4.80% to
                                             5/03/1999                               $    2,363,000   $    2,363,000    0.0%


                                             Total Investments in Short-Term
                                             Securities                                   2,363,000        2,363,000    0.0

Total Investments                                                                    $1,555,472,730    1,712,907,465   92.9
                                                                                     ==============


Variation Margin on Financial Futures Contracts**                                                            189,526    0.0

Foreign Time Deposits***                                                                                 202,897,998   11.0

Liabilities in Excess of Other Assets                                                                    (72,500,628)  (3.9)
                                                                                                      --------------  ------
Net Assets                                                                                            $1,843,494,361  100.0%
                                                                                                      ==============  ======


 ++Non-income producing security.
(a)Global Depositary Receipts (GDR).
(b)The rights may be exercised until 5/20/1999.
  *Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
 **Financial futures contracts sold as of April 30, 1999 were as follows:

   Number of                          Expiration          Value
   Contracts    Issue      Exchange       Date        (Notes 1a &1c)

       781     FTSE 100      FTSE      June 1999     $  82,536,392
        36      FIB 30       MIB       June 1999         7,000,935
       382      DAX30        DAX       June 1999        54,526,096
        62      IBEX35       IBEX       May 1999         6,529,926
       402      CAC 40       CAC        May 1999        18,772,036

   Total Financial Futures Contracts Sold
   (Total Contract Price--$161,798,807)              $ 169,365,385
                                                     =============

***Foreign time deposits bear interest at 2.47% and 2.40% and mature on 5/03/1999 and 5/05/1999, respectively.


See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 1999
Assets:             Investments, at value (identified cost--$1,555,472,730) (Note 1a)                     $1,712,907,465
                    Cash                                                                                             856
                    Foreign cash (Note 1b)                                                                    20,220,822
                    Foreign time deposits (Note 1b)                                                          202,897,998
                    Receivables:
                      Securities sold                                                    $   15,117,683
                      Dividends                                                               9,637,458
                      Beneficial interest sold                                                1,091,762
                      Variation margin (Note 1c)                                                189,526
                      Interest                                                                    7,070       26,043,499
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          69,882
                                                                                                          --------------
                    Total assets                                                                           1,962,140,522
                                                                                                          --------------


Liabilities:        Payables:
                      Securities purchased                                                  108,452,886
                      Beneficial interest redeemed                                            6,969,496
                      Investment adviser (Note 2)                                             1,114,270
                      Distributor (Note 2)                                                      771,271      117,307,923
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,338,238
                                                                                                          --------------
                    Total liabilities                                                                        118,646,161
                                                                                                          --------------


Net Assets:         Net assets                                                                            $1,843,494,361
                                                                                                          ==============


Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    3,668,821
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      5,410,204
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        370,783
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      2,138,370
                    Paid-in capital in excess of par                                                       1,535,736,067
                    Accumulated investment loss--net                                                          (7,938,716)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               154,476,505
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        149,632,327
                                                                                                          --------------
                    Net assets                                                                            $1,843,494,361
                                                                                                          ==============


Net Asset Value:    Class A--Based on net assets of $621,019,938 and 36,688,210 shares
                             of beneficial interest outstanding                                           $        16.93
                                                                                                          ==============
                    Class B--Based on net assets of $808,955,370 and 54,102,035 shares
                             of beneficial interest outstanding                                           $        14.95
                                                                                                          ==============
                    Class C--Based on net assets of $54,624,423 and 3,707,827 shares
                             of beneficial interest outstanding                                           $        14.73
                                                                                                          ==============
                    Class D--Based on net assets of $358,894,630 and 21,383,699 shares
                             of beneficial interest outstanding                                           $        16.78
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended April 30, 1999
Investment          Dividends (net of $2,805,519 foreign withholding tax)                                 $   20,724,871
Income              Interest                                                                                   1,399,620
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              22,124,491
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    6,872,781
                    Account maintenance and distribution fees--Class B (Note 2)               4,051,434
                    Transfer agent fees--Class B (Note 2)                                       626,494
                    Custodian fees                                                              569,773
                    Transfer agent fees--Class A (Note 2)                                       418,846
                    Account maintenance fees--Class D (Note 2)                                  417,327
                    Account maintenance and distribution fees--Class C (Note 2)                 274,946
                    Transfer agent fees--Class D (Note 2)                                       218,234
                    Accounting services (Note 2)                                                111,884
                    Printing and shareholder reports                                            105,946
                    Professional fees                                                            61,227
                    Registration fees (Note 1f)                                                  60,520
                    Transfer agent fees--Class C (Note 2)                                        45,715
                    Trustees' fees and expenses                                                  23,839
                    Pricing fees                                                                  9,298
                    Other                                                                        18,845
                                                                                         --------------
                    Total expenses                                                                            13,887,109
                                                                                                          --------------
                    Investment  income--net                                                                    8,237,382
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      164,794,065
(Loss) on             Foreign currency transactions--net                                     (9,156,310)     155,637,755
Investments &                                                                                             --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      176,915,128
(Notes 1b, 1c,        Foreign currency transactions--net                                       (389,685)     176,525,443
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    332,163,198
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  340,400,580
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           April 30,       October 31,
Increase (Decrease) in Net Assets:                                                            1999             1998
Operations:         Investment income--net                                               $    8,237,382   $   30,626,507
                    Realized gain on investments and foreign currency
                    transactions--net                                                       155,637,755      331,672,476
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  176,525,443     (214,475,220)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    340,400,580      147,823,763
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (20,840,015)      (3,661,941)
Shareholders          Class B                                                               (22,268,040)              --
(Note 1h):            Class C                                                                (1,663,399)              --
                      Class D                                                               (10,640,376)        (687,312)
                    Realized gain on investments--net:
                      Class A                                                               (99,747,120)     (90,342,323)
                      Class B                                                              (147,583,398)    (135,005,638)
                      Class C                                                                (9,884,004)      (3,894,837)
                      Class D                                                               (54,000,884)     (25,058,924)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (366,627,236)    (258,650,975)
                                                                                         --------------   --------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                    22,971,031      409,885,874
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                  (3,255,625)     299,058,662
                    Beginning of period                                                   1,846,749,986    1,547,691,324
                                                                                         --------------   --------------
                    End of period*                                                       $1,843,494,361   $1,846,749,986
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net            $  (7,938,716)   $   39,235,732
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                        Class A++
                                                                   For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.              Ended
                                                                  April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1999       1998       1997        1996      1995
Per Share           Net asset value, beginning of period          $   17.52  $   18.47  $   16.67  $   15.07   $   15.96
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .11        .40        .26        .32         .19
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             2.97       1.73       4.31       2.32         .56
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   3.08       2.13       4.57       2.64         .75
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.63)      (.12)      (.44)        --          --
                      In excess of investment income--net                --         --       (.15)        --          --
                      Realized gain on investments--net               (3.04)     (2.96)     (2.18)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                 (3.67)     (3.08)     (2.77)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   16.93  $   17.52  $   18.47  $   16.67   $   15.07
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               21.03%+++  13.73%     32.13%     18.86%       6.19%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .99%*     1.00%      1.03%      1.10%       1.12%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            1.39%*     2.21%      1.53%      2.04%       1.32%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 621,020  $ 691,197  $ 563,098  $ 216,056   $ 204,713
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               30.12%     78.75%     92.65%     92.34%      72.16%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                        Class B++
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended
                                                                 April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1999        1998       1997        1996      1995
Per Share           Net asset value, beginning of period          $   15.79  $   16.92  $   15.47  $   14.20   $   15.28
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .03        .17        .07        .14         .04
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  2.63       1.60       3.99       2.17         .52
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   2.66       1.77       4.06       2.31         .56
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.46)        --       (.32)        --          --
                      In excess of investment income--net                --         --       (.11)        --          --
                      Realized gain on investments--net               (3.04)     (2.90)     (2.18)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                 (3.50)     (2.90)     (2.61)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   14.95  $   15.79  $   16.92  $   15.47   $   14.20
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               20.35%+++  12.58%     30.84%     17.61%       5.12%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          2.01%*     2.03%      2.06%      2.13%       2.15%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                             .41%*     1.07%       .45%      1.00%        .27%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in
Data:               thousands)                                    $ 808,955  $ 787,595  $ 811,859  $ 738,535   $ 795,469
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               30.12%     78.75%     92.65%     92.34%      72.16%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                     Class C++
                                                                   For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.              Ended
                                                                  April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1999       1998       1997        1996       1995
Per Share           Net asset value, beginning of period          $   15.66  $   16.82  $   15.45  $   14.19   $   15.28
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .03        .19        .07        .15         .01
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  2.59       1.56       3.97       2.15         .54
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   2.62       1.75       4.04       2.30         .55
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.51)        --       (.36)        --          --
                      In excess of investment income--net                --         --       (.13)        --          --
                      Realized gain on investments--net               (3.04)     (2.91)     (2.18)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                 (3.55)     (2.91)     (2.67)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   14.73  $   15.66  $   16.82  $   15.45   $   14.19
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               20.33%+++  12.56%     30.81%     17.55%       5.04%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          2.02%*     2.04%      2.08%      2.15%       2.18%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                             .41%*     1.18%       .43%      1.04%        .11%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in
Data:               thousands)                                    $  54,624  $  51,671  $  22,260  $  15,917   $   9,668
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               30.12%     78.75%     92.65%     92.34%      72.16%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 1999



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                        Class D++
                                                                   For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.              Ended
                                                                   April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1999       1998       1997       1996        1995
Per Share           Net asset value, beginning of period          $   17.39  $   18.35  $   16.57  $   15.02   $   15.96
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .10        .36        .20        .28         .20
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  2.93       1.72       4.31       2.31         .50
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   3.03       2.08       4.51       2.59         .70
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.60)      (.08)      (.41)        --          --
                      In excess of investment income--net                --         --       (.14)        --          --
                      Realized gain on investments--net               (3.04)     (2.96)     (2.18)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                 (3.64)     (3.04)     (2.73)     (1.04)      (1.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   16.78  $   17.39  $   18.35  $   16.57   $   15.02
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               20.80%+++  13.49%     31.84%     18.57%       5.85%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.23%*     1.25%      1.28%      1.34%       1.38%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            1.23%*     2.01%      1.21%      1.83%       1.37%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 358,895  $ 316,287  $ 150,474  $ 114,020   $ 104,493
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               30.12%     78.75%     92.65%     92.34%      72.16%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1999



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch EuroFund
April 30, 1999


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the six months ended April 30, 1999, MLAM paid MLAM U.K. a fee of $944,242 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account
                                    Maintenance   Distribution
                                        Fee           Fee

Class B                                 0.25%        0.75%
Class C                                 0.25%        0.75%
Class D                                 0.25%         --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch EuroFund
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended April 30, 1999, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $1,315       $ 11,594
Class D                               $6,599       $ 86,077


For the six months ended April 30, 1999, MLPF&S received contingent deferred sales charges of $640,538 and $42,964 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $50,000 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $133,468 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $523,810,805 and $900,272,902, respectively.

Net realized gains (losses) for the six months ended April 30, 1999 and net unrealized gains (losses) as of April 30, 1999 were as follows:


                                    Realized     Unrealized
                                     Gains         Gains
                                    (Losses)      (Losses)

Long-term investments           $ 160,180,089  $ 157,434,735
Financial futures contracts         1,647,033     (7,566,578)
Options written                     2,966,943             --
Foreign currency transactions      (9,156,310)      (235,830)
                                -------------  -------------
Total                           $ 155,637,755  $ 149,632,327
                                =============  =============


Transactions in call options written for the six months ended April 30, 1999 were as follows:


                                                   Premiums
                                    Par Value      Received

Outstanding call options written
at beginning of period          $   1,763,068  $   3,615,851
Options written                       103,233        841,797
Options expired                    (1,866,301)    (4,457,648)
                                -------------  -------------
Outstanding call options
written at end of period        $          --  $          --
                                =============  =============


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $157,434,735, of which $259,659,513 related to appreciated securities and $102,224,778 related to depreciated securities. At April 30, 1999, the aggregate cost of investments, net of options written, for Federal income tax purposes was $1,555,472,730.


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $22,971,031 and $409,885,874 for the six months ended April 30, 1999 and for the year ended October 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                      Dollar
Ended April 30, 1999                  Shares           Amount

Shares sold                          8,576,059    $ 136,695,582
Shares issued to shareholders
in reinvestment of dividends
and distributions                    6,134,572       89,258,042
                                 -------------    -------------
Total issued                        14,710,631      225,953,624
Shares redeemed                    (17,463,097)    (294,940,593)
                                 -------------    -------------
Net decrease                        (2,752,466)   $ (68,986,969)
                                 =============    =============


Class A Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                         31,832,178    $ 572,990,851
Shares issued to shareholders in
reinvestment of dividends and
distributions                        5,764,313       89,116,286
                                 -------------    -------------
Total issued                        37,596,491      662,107,137
Shares redeemed                    (28,637,448)    (491,035,443)
                                 -------------    -------------
Net increase                         8,959,043    $ 171,071,694
                                 =============    =============


Merrill Lynch EuroFund
April 30, 1999


Class B Shares for the Six Months                      Dollar
Ended April 30, 1999                  Shares           Amount

Shares sold                          6,169,965    $  88,717,029
Shares issued to shareholders
in reinvestment of dividends
and distributions                   11,666,062      150,492,545
                                 -------------    -------------
Total issued                        17,836,027      239,209,574
Shares redeemed                    (11,826,986)    (170,266,416)
Automatic conversion of
shares                              (1,787,129)     (25,847,471)
                                 -------------    -------------
Net increase                         4,221,912    $  43,095,687
                                 =============    =============


Class B Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                         20,637,674    $ 346,740,573
Shares issued to shareholders in
reinvestment of distributions        8,377,046      117,781,272
                                 -------------    -------------
Total issued                        29,014,720      464,521,845
Shares redeemed                    (17,716,020)    (282,471,179)
Automatic conversion of
shares                              (9,405,997)    (150,820,513)
                                 -------------    -------------
Net increase                         1,892,703    $  31,230,153
                                 =============    =============


Class C Shares for the Six Months                      Dollar
Ended April 30, 1999                  Shares           Amount

Shares sold                          1,373,933    $  19,455,224
Shares issued to shareholders
in reinvestment of dividends
and distributions                      823,710       10,469,359
                                 -------------    -------------
Total issued                         2,197,643       29,924,583
Shares redeemed                     (1,789,797)     (25,343,064)
                                 -------------    -------------
Net increase                           407,846    $   4,581,519
                                 =============    =============


Class C Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                          6,966,258    $ 114,030,342
Shares issued to shareholders in
reinvestment of distributions          247,386        3,448,559
                                 -------------    -------------
Total issued                         7,213,644      117,478,901
Shares redeemed                     (5,237,487)     (84,231,413)
                                 -------------    -------------
Net increase                         1,976,157    $  33,247,488
                                 =============    =============



Class D Shares for the Six Months                     Dollar
Ended April 30, 1999                  Shares          Amount

Shares sold                          2,578,870    $  41,526,395
Automatic conversion of
shares                               1,600,069       25,847,471
Shares issued to shareholders
in reinvestment of dividends
and distributions                    3,801,451       54,893,228
                                 -------------    -------------
Total issued                         7,980,390      122,267,094
Shares redeemed                     (4,786,062)     (77,986,300)
                                 -------------    -------------
Net increase                         3,194,328    $  44,280,794
                                 =============    =============


Class D Shares for the Year                           Dollar
Ended October 31, 1998                Shares          Amount

Shares sold                          9,981,419    $ 164,257,372
Automatic conversion of
shares                               7,844,570      150,820,513
Shares issued to shareholders
in reinvestment of dividends
and distributions                    1,382,415       21,261,544
                                 -------------    -------------
Total issued                        19,208,404      336,339,429
Shares redeemed                     (9,217,837)    (162,002,890)
                                 -------------    -------------
Net increase                         9,990,567    $ 174,336,539
                                 =============    =============


5. Commitments:
At April 30, 1999, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approximately $581,000 and $6,230,000, respectively.